I

United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 9, 2023, James Tapscott, a member of the Board of Directors (the “Board”) of Old Second Bancorp, Inc. (the “Company”), resigned from the Board. Mr. Tapscott submitted his resignation in accordance with the Company’s Director Resignation Policy, which requires that any person serving as a director submit his or her resignation as a director upon attaining the age of 73 during his or her tenure. As such, Mr. Tapscott’s resignation is not the result of any disagreement with the Company. Mr. Tapscott served as Chair of the Audit Committee due to his previous experience in accounting and financial matters, and also served on the Executive Committee, Loan Committee, Nominating and Corporate Governance Committee and the Risk and Insurance Committee. He has been a valuable board member since 2015, and we appreciate his contributions to the Company during his tenure.

The Company does not anticipate immediately filling the vacancy on the Board caused by Mr. Tapscott’s resignation and will reduce the size of the Board by one member. Following recommendation from the Nominating and Corporate Governance Committee, the Board’s intent is to maintain the Board classes to be as nearly equal in number as possible.  Therefore, the Board realigned its Class I, II and III directors at its regularly scheduled meeting in February 2023, anticipating potential director retirements during 2023.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this current report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “anticipates,” “intends,” “estimates,” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, factors disclosed in the Company’s 2022 Annual Report on Form 10-K filed March 9, 2023 or in its subsequent filings with the U.S. Securities and Exchange Commission, any of which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: September 11, 2023	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President, Chief Operating Officer, and
Chief Financial Officer